Central Valley Community Bancorp Reports Earnings Results for the Nine Months and Quarter Ended September 30, 2010

FRESNO, CA -- (Marketwire - October 21, 2010) - The Board of Directors of Central Valley Community Bancorp (Company) (NASDAQ: CVCY), the parent company of Central Valley Community Bank (Bank), reported today unaudited consolidated net income of $2,660,000, and diluted earnings per common share of $0.26 for the nine months ended September 30, 2010, compared to $2,102,000 and $0.23 per diluted common share for the nine months ended September 30, 2009. The increase in net income was primarily driven by lower provision for credit losses, partially offset by decreases in net interest income and non-interest income, and an increase in non-interest expenses in 2010 compared to 2009.

During the first three quarters of 2010, the Company's total assets decreased 0.1% and total liabilities decreased 1.1% while shareholders' equity increased 8.0%. Annualized return on average equity (ROE) for the nine months ended September 30, 2010 was 3.71%, compared to 3.41% for the same period in 2009. The increase in this ratio reflects an increase in net income and an increase in capital from an increase in other comprehensive income, an increase in retained earnings, and the issuance of common and preferred stock. Annualized return on average assets (ROA) was 0.47% for the first nine months of 2010, compared to 0.37% for the same period in 2009. The ROA increase is due to an increase in net income partially offset by an increase in average assets.

During the nine months ended September 30, 2010, the Company recorded a provision for credit losses of $2,900,000, compared to $7,650,000 for the same period in 2009. During the nine months ended September 30, 2010, the Company recorded $1,994,000 in net loan charge-offs, compared to $4,846,000 for the same period in 2009. The annualized net charge-off ratio, which reflects net charge-offs to average loans for the nine months ended September 30, 2010, was 0.58% compared to 1.32% for the same period in 2009. The Company also recorded OREO related expenses of $759,000 during the first three quarters of 2010 compared to $116,000 for the same period in 2009.

At September 30, 2010, the allowance for credit losses stood at $11,106,000, compared to $10,200,000 at December 31, 2009, a net increase of $906,000. The allowance for credit losses as a percentage of total loans was 2.42% at September 30, 2010, and 2.22% at December 31, 2009. The Company believes the allowance for credit losses is adequate to provide for probable losses inherent within the loan portfolio at September 30, 2010.

Total non-performing assets were $22,119,000, or 2.89% of total assets, as of September 30, 2010 compared to $21,838,000 or 2.85% of total assets as of December 31, 2009. Total non-performing assets as of June 30, 2010 were of $18,496,000 or 2.45% of total assets.

The following provides a reconciliation of the change in non-accrual loans for the first three quarters of 2010.

                                       Transfers
                                          to
                      Additions       Foreclosed  Returns
             Balances  to Non-          Collate-    to             Balances
(Dollars in  December  accrual  Net Pay  eral    Accrual  Charge  September
 thousands)  31, 2009   Loans   Downs   - OREO    Status   Offs    30, 2010
             -------- -------- -------  -------  -------  -------  --------
Non-accrual
 loans:
 Commercial
  and
  industrial $  3,386 $  1,293 $(1,105) $     -  $  (437) $(1,499) $  1,638
 Real estate    3,183    4,252  (1,904)  (1,811)    (126)    (243)    3,351
 Real estate
  construction
  and land
  development   7,474       51    (134)  (1,656)       -        -     5,735
 Consumer         348       14       -        -        -      (40)      322
 Equity loans
  and lines of
  credit            -      509     (15)       -        -        -       494
Restructured
 loans (non-
 accruing):
 Commercial
  and
  industrial       28      900     (28)       -        -        -       900
 Real estate    4,540    3,084  (1,222)       -        -        -     6,402
             -------- -------- -------  -------  -------  -------  --------
  Total
   non-
   accrual   $ 18,959 $ 10,103 $(4,408) $(3,467) $  (563) $(1,782) $ 18,842
             ======== ======== =======  =======  =======  =======  ========

The following provides a summary of the change in the OREO balance for the nine months ended September 30, 2010:

                                                            Nine Months
                                                          Ended September
(Dollars in thousands)                                        30, 2010
                                                          ----------------
Balance, December 31, 2009                                $          2,832
Additions                                                            3,467
Dispositions                                                        (2,569)
Write-downs                                                           (453)
                                                          ----------------
Balance, September 30, 2010                               $          3,277
                                                          ================

The Company's annualized net interest margin (fully tax equivalent basis) was 5.05% for the nine months ended September 30, 2010, compared to 5.39% for the same period in 2009. The 2010 net interest margin decrease in the period-to-period comparison resulted primarily from a decrease in the yield on the Company's investment portfolio partially offset by a decrease in the Company's cost of funds. For the nine months ended September 30, 2010, the effective yield on total earning assets decreased 71 basis points to 5.72% compared to 6.43% for the same period in 2009, while the cost of total interest-bearing liabilities decreased 48 basis points to 0.89% compared to 1.37% for the same period in 2009. Average investment securities increased while the effective yield on average investment securities decreased to 4.66% for the nine months ended September 30, 2010 compared to 6.66% for the same period in 2009. Average loans, which generally yield higher rates than investment securities, decreased and the effective yield on average loans decreased to 6.30% from 6.40% over the same periods. The decrease in yield in the Company's investment securities during the first nine months of 2010 resulted primarily from the purchase of lower yielding investment securities along with higher average balances in interest bearing deposits in other banks. The cost of total deposits decreased 37 basis points to 0.62% for the nine months ended September 30, 2010 compared to 0.99% for the same period in 2009. Net interest income for the nine months ended September 30, 2010 was $24,089,000, compared to $25,887,000 for the same period in 2009, a decrease of $1,798,000 or 6.95%. Net interest income decreased as a result of these yield changes combined with a slight decrease in the levels of average earning assets and interest-bearing liabilities.

Total average assets for the nine months ended September 30, 2010 were $752,883,000, compared to $751,163,000 for the same period in 2009, an increase of $1,720,000 or 0.23%. Total average loans were $458,361,000 for the first three quarters of 2010, compared to $487,681,000 for the same period in 2009, representing a decrease of $29,320,000 or 6.01%. Total average investments increased to $222,965,000 for the nine months ended September 30, 2010 from $192,110,000 for the same period in 2009, representing an increase of $30,855,000 or 16.06%. Total average deposits increased $918,000 or 0.15% to $630,833,000 for the nine months ended September 30, 2010, compared to $629,915,000 for the same period in 2009. Average interest-bearing deposits increased $5,367,000, or 1.12% and average non-interest bearing demand deposits decreased $4,449,000 or 2.91% for the nine months ended September 30, 2010 compared to the same period in 2009. The Company's ratio of average non-interest bearing deposits to total deposits was 23.5% for the nine months ended September 30, 2010 compared to 24.2% for the same period in 2009.

Non-interest income for the nine months ended September 30, 2010 decreased $1,372,000, or 28.90% to $3,375,000, compared to $4,747,000 for the same period in 2009, mainly due to an increase in other than temporary impairment charges of $700,000 and a decrease in net realized gains on sales and calls of investment securities of $716,000.

Non-interest expense for the nine months ended September 30, 2010 increased $840,000, or 4.02% to $21,755,000 compared to $20,915,000 for the same period in 2009, primarily due to increases in OREO expenses of $643,000, legal fees of $107,000, and salaries and employee benefits of $763,000, partially offset by decreases in regulatory assessments of $418,000 and data processing expenses of $166,000. The 2009 period included a $353,000 FDIC one-time special assessment in addition to the recurring regulatory assessments.

The Company recorded a provision for income taxes of $149,000 for the nine months ended September 30, 2010, compared to a tax benefit of $33,000 for the same period in 2009. The effective tax rate for the first nine months of 2010 was 5.30% compared to (1.59%) for the same period in 2009.

Quarter Ended September 30, 2010

For the quarter ended September 30, 2010, the Company reported unaudited consolidated net income of $864,000 and diluted earnings per common share of $0.08, compared to $379,000 and $0.03 per diluted share, for the same period in 2009, and $504,000 and $0.04 per diluted share, for the quarter ended June 30, 2010. The increase in net income during the third quarter of 2010 compared to the same period in 2009 is primarily due to decreases in the provision for credit losses partially offset by decreases in net interest income and non-interest income, and increases in salary expenses and OREO expenses.

Annualized return on average equity for the third quarter of 2010 was 3.53%, compared to 1.82% for the same period of 2009. This increase is reflective of an increase in net income partially offset by an increase in capital. Annualized return on average assets was 0.46% for the third quarter of 2010 compared to 0.20% for the same period in 2009. This increase is due to an increase in net income partially offset by an increase in average assets.

In comparing the third quarter of 2010 to the third quarter of 2009, average total loans decreased $21,151,000, or 4.35%. During the third quarter of 2010, the Company recorded a $1,300,000 provision for credit losses, compared to $3,233,000 for the same period in 2009. During the third quarter of 2010, the Company recorded $1,662,000 in net loan charge-offs compared to $1,798,000 for the same period in 2009. The net charge-off ratio, which reflects annualized net charge-offs to average loans, was 1.43% for the quarter ended September 30, 2010 compared to 1.48% for the quarter ended September 30, 2009.

The following provides a reconciliation of the change in non-accrual loans for the quarter ended September 30, 2010.

                                       Transfers
                                          to
                      Additions       Foreclosed  Returns
             Balances  to Non-          Collate-    to             Balances
(Dollars in  December  accrual  Net Pay  eral    Accrual  Charge  September
 thousands)  31, 2009   Loans   Downs   - OREO    Status   Offs    30, 2010
             -------- -------- -------  -------  -------  -------  --------
Non-accrual
 Loans:
 Commercial
  and
  industrial  $ 3,035 $    513 $  (154) $     -  $  (272) $(1,484) $  1,638
 Real Estate    1,738    3,674  (1,585)    (333)       -     (143)    3,351
 Real estate
  construction
  and land
  development   5,836        -    (101)       -        -        -     5,735
 Consumer         336        -       -        -        -      (14)      322
 Equity loans
  and lines of
  credit          502        -      (8)       -        -        -       494
Restructured
 loans (non-
 accruing):
 Commercial
  and
  industrial       23      900     (23)       -        -        -       900
 Real Estate    3,524    3,084    (206)       -        -        -     6,402
             -------- -------- -------  -------  -------  -------  --------
  Total
   non-
   accrual   $ 14,994 $  8,171 $(2,077) $  (333) $  (272) $(1,641) $ 18,842
             ======== ======== =======  =======  =======  =======  ========

The following provides a summary of the change in the OREO balance for the quarter ended September 30, 2010:

                                                           Three Months
                                                          Ended September
(Dollars in thousands)                                       30, 2010
                                                         -----------------
Balance, June 30, 2010                                   $           3,502
Additions                                                              333
Dispositions                                                          (388)
Write-downs                                                           (170)
                                                         -----------------
Balance, September 30, 2010                              $           3,277
                                                         =================

Average total deposits for the third quarter of 2010 increased $3,938,000 or 0.62% to $634,881,000 compared to $630,943,000 for the same period of 2009.

The Company's net interest margin (fully tax equivalent basis) decreased 33 basis points to 5.10% for the three months ended September 30, 2010, from 5.43% for the three months ended September 30, 2009. Net interest income, before provision for credit losses, decreased $481,000 or 5.56% to $8,173,000 for the third quarter of 2010, compared to $8,654,000 for the same period in 2009. The decreases in net interest margin and in net interest income are primarily due to a decrease in the yield and average balance of interest-earning assets, partially offset by a decrease in the rate on average interest-bearing liabilities. Over the same periods, the cost of total deposits decreased 31 basis points to 0.55% compared to 0.86% in 2009.

Non-interest income decreased $315,000 or 19.59% to $1,293,000 for the third quarter of 2010 compared to $1,608,000 for the same period in 2009, driven primarily by decreases in customer service charges and net gains on sales and calls of investment securities. Non-interest expense increased $463,000 or 6.67% for the same periods mainly due to increases in salaries and OREO expenses, partially offset by a decrease in data processing expense.

"We continue to be hopeful that the economy is shifting in a more positive direction; however proof of a strong economic recovery for the nation and specifically California's Central Valley has yet to be seen. In spite of this, our Company showed a positive increase in earnings for both the current quarter and the first nine months of 2010. The Company's 30-year strength was evidenced by expanding our existing Modesto loan production office opened in 2007, into a larger full-service branch in September, taking advantage of another community bank exiting the marketplace," stated Daniel J. Doyle, president and CEO for Central Valley Community Bancorp and Central Valley Community Bank.

"While still profitable and showing a positive increase in earnings, the Company is still well short of our earnings goals primarily due to adding to the provision for loan losses, the soft loan demand, and the current low interest rate environment. While we believe that progress is being made working with our borrowers in the current economic environment, the Company did experience a change in the declining trend of non-performing loans in the third quarter -- a development we will continue to work hard to improve going forward. In the third quarter one large real estate relationship showing financial stress was added to our non-performing loans," concluded Doyle.

Central Valley Community Bancorp trades on the NASDAQ stock exchange under the symbol CVCY. Central Valley Community Bank, headquartered in Fresno, California, was founded in 1979 and is the sole subsidiary of Central Valley Community Bancorp. Central Valley Community Bank currently operates 17 full service offices in Clovis, Fresno, Kerman, Lodi, Madera, Oakhurst, Prather, Merced, Sacramento, Stockton, Tracy, and Modesto, California. Additionally, the Bank operates Commercial Real Estate Lending, SBA Lending and Agribusiness Lending Departments. Investment services are provided by Investment Centers of America and insurance services are offered through Central Valley Community Insurance Services LLC. Members of Central Valley Community Bancorp's and the Bank's Board of Directors are: Daniel N. Cunningham (Chairman), Sidney B. Cox, Edwin S. Darden, Jr., Daniel J. Doyle, Steven D. McDonald, Louis McMurray, Wanda L. Rogers (Director Emeritus), William S. Smittcamp, and Joseph B. Weirick.

More information about Central Valley Community Bancorp and Central Valley Community Bank can be found at www.cvcb.com.

Forward-looking Statements - Certain matters discussed in this press release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained herein that are not historical facts, such as statements regarding the Company's current business strategy and the Company's plans for future development and operations, are based upon current expectations. These statements are forward-looking in nature and involve a number of risks and uncertainties. Such risks and uncertainties include, but are not limited to (1) significant increases in competitive pressure in the banking industry; (2) the impact of changes in interest rates, a decline in economic conditions at the international, national or local level on the Company's results of operations, the Company's ability to continue its internal growth at historical rates, the Company's ability to maintain its net interest margin, and the quality of the Company's earning assets; (3) changes in the regulatory environment; (4) fluctuations in the real estate market; (5) changes in business conditions and inflation; (6) changes in securities markets; and (7) the other risks set forth in the Company's reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2009. Therefore, the information set forth in such forward-looking statements should be carefully considered when evaluating the business prospects of the Company.

                     CENTRAL VALLEY COMMUNITY BANCORP
                        CONSOLIDATED BALANCE SHEETS
                                (Unaudited)

                                                September 30, December 31,
                                                ------------- ------------
(In thousands, except share amounts)                2010          2009
                                                ------------- ------------

ASSETS
Cash and due from banks                         $      24,403 $     13,857
Interest-earning deposits in other banks               36,607       34,544
Federal funds sold                                        562          279
                                                ------------- ------------
    Total cash and cash equivalents                    61,572       48,680
Available-for-sale investment securities
 (Amortized cost of $184,633 at September
 30, 2010 and $199,744 at December 31, 2009)          189,079      197,319
Loans, less allowance for credit losses of
 $11,106 at September 30, 2010 and $10,200 at
 December 31, 2009                                    448,046      449,007
Bank premises and equipment, net                        5,837        6,525
Other real estate owned                                 3,277        2,832
Bank owned life insurance                              11,291       10,998
Federal Home Loan Bank stock                            3,050        3,140
Goodwill                                               23,577       23,577
Core deposit intangibles                                1,301        1,612
Accrued interest receivable and other assets           18,007       21,798
                                                ------------- ------------
           Total assets                         $     765,037 $    765,488
                                                ============= ============

LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits:
  Non-interest bearing                          $     161,690 $    159,630
  Interest bearing                                    474,827      480,537
                                                ------------- ------------
    Total deposits                                    636,517      640,167
Short-term borrowings                                  10,000        5,000
Long-term debt                                          4,000       14,000
Junior subordinated deferrable interest
 debentures                                             5,155        5,155
Accrued interest payable and other liabilities         10,871        9,943
                                                ------------- ------------
    Total liabilities                                 666,543      674,265
                                                ------------- ------------
Commitments and contingencies
Shareholders' equity:
  Preferred stock, no par value, $1,000 per
   share liquidation preference; 10,000,000
   shares authorized;
    Series A, no par value, 7,000 shares issued
     and outstanding                                    6,853        6,819
    Series B, no par value, issued and
     outstanding none at September 30, 2010 and
     1,359 at December 31, 2009                             -        1,317
  Common stock, no par value; 80,000,000
   authorized; issued and outstanding 9,082,154
   at September 30, 2010 and 8,949,754 at
   December 31, 2009                                   38,361       37,611
  Non-voting common stock, 1,000,000 authorized;
   issued and outstanding 258,862 at September
   30, 2010 and none at December 31, 2009               1,317            -
  Retained earnings                                    49,296       46,931
  Accumulated other comprehensive income
   (loss), net of tax                                   2,667       (1,455)
                                                ------------- ------------
       Total shareholders' equity                      98,494       91,223
                                                ------------- ------------
                   Total liabilities and
                    shareholders' equity        $     765,037 $    765,488
                                                ============= ============

                     CENTRAL VALLEY COMMUNITY BANCORP
                    CONSOLIDATED STATEMENTS OF INCOME
                                (Unaudited)

                                                      For the Nine Months
                                                      Ended September 30,
                                                      --------------------
(In thousands, except earnings per share amounts)       2010       2009
                                                      ---------  ---------
INTEREST INCOME:
    Interest and fees on loans                        $  20,816  $  22,715
    Interest on Federal funds sold                            1         29
    Interest and dividends on investment securities:          -          -
        Taxable                                           4,344      6,087
        Exempt from Federal income taxes                  2,277      2,292
                                                      ---------  ---------
             Total interest income                       27,438     31,123
                                                      ---------  ---------
INTEREST EXPENSE:
    Interest on deposits                                  2,912      4,650
    Interest on junior subordinated deferrable
     interest debentures                                     84        105
    Other                                                   353        481
                                                      ---------  ---------
             Total interest expense                       3,349      5,236
                                                      ---------  ---------
             Net interest income before provision for
              credit losses                              24,089     25,887
PROVISION FOR CREDIT LOSSES                               2,900      7,650
                                                      ---------  ---------
             Net interest income after provision for
              credit losses                              21,189     18,237
                                                      ---------  ---------
NON-INTEREST INCOME:
    Service charges                                       2,487      2,578
    Appreciation in cash surrender value of bank
     owned life insurance                                   294        291
    Loan placement fees                                     193        164
    Net realized gains on sales and calls of
     investment securities                                   32        748
    Total other-than-temporary impairment on
     available-for-sale-investment securities             1,196          -
        Change in fair value recognized in other
         comprehensive income                            (1,896)         -
                                                      ---------  ---------
        Net other-than-temporary impairment loss on
         available-for-sale investment securities          (700)         -
    Federal Home Loan Bank dividends                          8          7
    Other income                                          1,061        959
                                                      ---------  ---------
             Total non-interest income                    3,375      4,747
                                                      ---------  ---------
NON-INTEREST EXPENSES:
    Salaries and employee benefits                       11,544     10,781
    Occupancy and equipment                               2,890      2,866
    Regulatory assessments                                  887      1,305
    Data processing expense                                 878      1,044
    Advertising                                             557        551
    Audit and accounting fees                               342        339
    Legal fees                                              367        260
    Other real estate owned                                 759        116
    Amortization of core deposit intangibles                311        311
    Loss on sale of assets                                   10         67
    Other expense                                         3,210      3,275
                                                      ---------  ---------
             Total non-interest expenses                 21,755     20,915
                                                      ---------  ---------
             Income before provision for income taxes     2,809      2,069
PROVISION FOR (BENEFIT FROM) INCOME TAXES                   149        (33)
                                                      ---------  ---------
             Net income                               $   2,660  $   2,102
                                                      =========  =========

Net income                                            $   2,660  $   2,102
Preferred stock dividends and accretion                     296        295
                                                      ---------  ---------
             Net income available to common
              shareholders                            $   2,364  $   1,807
                                                      =========  =========
Net income per common share:
    Basic earnings per common share                   $    0.26  $    0.24
                                                      =========  =========
    Weighted average common shares used in basic
     computation                                      9,156,561  7,653,084
                                                      =========  =========
    Diluted earnings per common share                 $    0.26  $    0.23
                                                      =========  =========
    Weighted average common shares used in diluted
     computation                                      9,244,289  7,771,048
                                                      =========  =========

                     CENTRAL VALLEY COMMUNITY BANCORP
                CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                (Unaudited)

For the three months  Sep. 30,   Jun. 30,   Mar. 31,   Dec. 31,   Sep. 30,
 ended                  2010       2010       2010       2009       2009
                     ---------  ---------- ---------- ---------  ---------
(In thousands,
 except share and
 per share amounts)
Net interest income  $   8,173  $    7,930 $    7,986 $   8,220  $   8,654
Provision for credit
 losses                  1,300       1,000        600     2,864      3,233
                     ---------  ---------- ---------- ---------  ---------
   Net interest
    income after
    provision for
    credit losses        6,873       6,930      7,386     5,356      5,421
Total non-interest
 income                  1,293         747      1,334     1,103      1,608
Total non-interest
 expense                 7,409       7,142      7,204     6,616      6,946
(Benefit from)
 provision for
 income taxes             (107)         31        224      (643)      (296)
                     ---------  ---------- ---------- ---------  ---------
Net income           $     864  $      504 $    1,292 $     486  $     379
                     =========  ========== ========== =========  =========
Net income available
 to common
 shareholders        $     765  $      405 $    1,193 $     416  $     268
                     =========  ========== ========== =========  =========
Basic earnings per
 common share        $    0.08  $     0.04 $     0.13 $    0.05  $    0.04
                     =========  ========== ========== =========  =========
   Weighted average
    common shares
    used in basic
    computation      9,363,908   9,131,753  8,969,687 7,782,841  7,664,802
                     =========  ========== ========== =========  =========
   Diluted earnings
    per common share $    0.08  $     0.04 $     0.13 $    0.05  $    0.03
                     =========  ========== ========== =========  =========
   Weighted average
    common shares
    used in diluted
    computation      9,432,301   9,210,838  9,082,070 7,900,679  7,781,789
                     =========  ========== ========== =========  =========

                     CENTRAL VALLEY COMMUNITY BANCORP
                              SELECTED RATIOS
                                (Unaudited)

As of and for the three   Sep. 30,  Jun. 30,  Mar. 31,  Dec. 31,  Sep. 30,
 months ended               2010      2010      2010      2009      2009
                          --------  --------  --------  --------  --------
(Dollars in thousands,
 except per share
 amounts)

Allowance for credit
 losses to total loans        2.42%     2.45%     2.34%     2.22%     2.09%
Nonperforming loans to
 total loans                  4.10%     3.20%     3.99%     4.13%     2.46%
Total nonperforming
 assets                   $ 22,119  $ 18,496  $ 20,646  $ 21,838  $ 15,002
Net loan charge offs      $  1,662  $    127  $    205  $  2,691  $  1,798
Net charge offs to
 average loans                1.43%     0.11%     0.18%     2.31%     1.48%
Book value per share      $   9.78  $   9.46  $   9.47  $   9.28  $  10.28
Tangible book value per
 share                    $   7.13  $   6.80  $   6.71  $   6.47  $   6.96
Tangible common equity    $ 66,763  $ 63,628  $ 60,928  $ 57,898  $ 53,332
Interest and dividends on
 investment securities
 exempt from Federal
 income taxes             $    761  $    759  $    757  $    765  $    779
Net interest margin
 (calculated on a fully
 tax equivalent basis)
 (1)                          5.10%     5.06%     4.98%     5.09%     5.43%
Return on average assets
 (2)                          0.46%     0.27%     0.68%     0.26%     0.20%
Return on average equity
 (2)                          3.53%     2.11%     5.53%     2.24%     1.82%
Tier 1 leverage - Bancorp    10.07%     9.94%     9.59%     9.30%     8.64%
Tier 1 leverage - Bank        9.93%     9.80%     9.44%     9.20%     8.49%
Tier 1 risk-based capital
 - Bancorp                   13.75%    12.96%    12.91%    12.28%    10.76%
Tier 1 risk-based capital
 - Bank                      13.55%    12.77%    12.68%    12.12%    10.58%
Total risk-based capital
 - Bancorp                   15.03%    14.24%    14.17%    13.54%    12.02%
Total risk based capital
 - Bank                      14.82%    14.05%    13.94%    13.38%    11.84%

(1) Net Interest Margin is computed by dividing annualized quarterly net interest income by quarterly average interest-bearing assets.
(2) Computed by annualizing quarterly net income.

                     CENTRAL VALLEY COMMUNITY BANCORP
                        AVERAGE BALANCES AND RATES
                                (Unaudited)

                                For the Three Months  For the Nine Months
AVERAGE AMOUNTS                 Ended September 30,   Ended September 30,
                                --------------------  --------------------
(Dollars in thousands)            2010       2009       2010       2009
                                ---------  ---------  ---------  ---------
Federal funds sold              $     357  $  19,496  $     715  $  13,290
Interest-bearing deposits in
 other banks                       33,409          5     31,609        795
Investments                       186,410    170,189    190,641    178,025
Loans (1)                         449,191    474,354    441,614    474,414
Federal Home Loan Bank stock        3,050      3,140      3,095      3,140
                                ---------  ---------  ---------  ---------
Earning assets                    672,417    667,184    667,674    669,664
Allowance for credit losses       (11,180)    (8,749)   (10,796)    (8,030)
Non-accrual loans                  15,919     11,907     16,747     13,267
Other real estate owned             3,643      3,042      3,089      2,376
Other non-earning assets           77,681     72,282     76,169     73,886
                                ---------  ---------  ---------  ---------
Total assets                    $ 758,480  $ 745,666  $ 752,883  $ 751,163
                                =========  =========  =========  =========

Interest bearing deposits       $ 483,459  $ 480,802  $ 482,580  $ 477,213
Other borrowings                   19,155     24,916     19,796     31,952
                                ---------  ---------  ---------  ---------
Total interest-bearing
 liabilities                      502,614    505,718    502,376    509,165
Non-interest bearing demand
 deposits                         151,422    150,141    148,253    152,702
Non-interest bearing
 liabilities                        6,551      6,637      6,675      7,026
                                ---------  ---------  ---------  ---------
Total liabilities                 660,587    662,496    657,304    668,893
                                ---------  ---------  ---------  ---------
Total equity                       97,893     83,170     95,579     82,270
                                ---------  ---------  ---------  ---------
Total liabilities and equity    $ 758,480  $ 745,666  $ 752,883  $ 751,163
                                =========  =========  =========  =========

AVERAGE RATES
                                ---------  ---------  ---------  ---------
Federal funds sold                   0.25%      0.31%      0.19%      0.29%
Investments                          5.27%      6.88%      5.41%      7.16%
Loans                                6.28%      6.41%      6.30%      6.40%
Earning assets                       5.71%      6.36%      5.72%      6.43%
Interest bearing deposits            0.72%      1.13%      0.81%      1.30%
Other borrowings                     3.13%      2.85%      2.95%      2.45%
Total interest-bearing
 liabilities                         0.81%      1.21%      0.89%      1.37%
Net interest margin (calculated
 on a fully tax equivalent
 basis)                              5.10%      5.43%      5.05%      5.39%

(1) Average loans do not include non-accrual loans.

Contact:
Debbie Nalchajian-Cohen
559-222-1322